SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 21, 2005
                                                          ----------------------

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

              0-556                                       68-0365195
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    (Commission File Number)                   (IRS Employer Identification No.)


 200 Vernon Street, Roseville, California                            95678
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 (Address of Principal Executive Offices)                         (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8  Other Events

Item 8.01  Other Events.

     On July 21, 2005, SureWest Communications issued a press release announcing quarterly operating metrics at June 30, 2005. In addition, SureWest announced that its conference call and Webcast to discuss 2005 second quarter financial results will be held on August 9, 2005. A copy of the Company's press release is attached as Exhibit 99.1.

SECTION 9  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 99.1 Press Release dated July 21, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUREWEST COMMUNICATIONS

Date: July 21, 2005            By:  /s/  Philip A. Grybas
                                   -------------------------------

                               Senior Vice President and Chief Financial Officer



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